UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

SYNLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37566	26-1824804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Binney St., Suite 402 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9975

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SYBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement

On May 21, 2020, Synlogic, Inc. (the “Company”) issued a press release announcing the termination of its collaboration with AbbVie S.a.r.l.  Pursuant to the terms of the termination, the License Agreement by and between Synlogic, Inc. and Synlogic IBDCo, Inc. (“IBDCo”), dated as of July 16, 2015 (the “License Agreement”) and the Agreement and Plan of Merger by and among AbbVie S.à.r.l., Suffolk Merger Sub, Inc., IBDCo, Synlogic, LLC, Synlogic, Inc. and the founders named therein, dated as of July 16, 2015, as amended (the “Merger Agreement”) were terminated, effective as of May 20, 2020.

Upon termination of the License Agreement and the Merger Agreement, the Company regains all rights to develop the IBD Synthetic Biotic medicines previously developed with AbbVie pursuant to the License Agreement and the Merger Agreement as well as new IBD Synthetic Biotic medicines for all effectors targeting IBD.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the year ending December 31, 2019 (the “Annual Report”) and is incorporated herein by reference. The foregoing description of the Merger Agreement, as amended, is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, as amended by the first amendment and the second amendment to the Merger Agreement, filed as Exhibits 10.24, 10.25 and 10.26, respectively, to the Annual Report and are incorporated herein by reference.

A copy of the press release announcing the termination of the License Agreement and the Merger Agreement is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1Press Release dated May 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNLOGIC, INC.

Date: May 21, 2020	By:	/s/ Gregg Beloff
	Name:	Gregg Beloff
	Title:	Interim Chief Financial Officer